                                 PROMISSORY NOTE

$6,864,000.00                                                      June 19, 2007

     FOR VALUE RECEIVED, NEDAK ETHANOL, LLC (the "Borrower"), a Nebraska limited liability  company,  with an address  at 87590  Hillcrest  Road - P.O.  Box 391,
Atkinson, Nebraska 68713, promises to pay to the order of ARBOR BANK, a Nebraska banking corporation ("Lead Lender"), and having an office at 911 Central Avenue,
Nebraska  City,  Nebraska  68410-0429,  the  principal  sum of SIX MILLION EIGHT
HUNDRED SIXTY-FOUR THOUSAND and No/100 Dollars ($6,864,000.00),  under this Note from the date of its disbursement  until such principal sum shall be fully paid.
Interest and principal  shall be payable in installments as set forth in Section
3 below.  The total principal sum, or the amount thereof  outstanding,  together with any  accrued  but  unpaid  interest,  shall be due and  payable  in full on
December 1, 2021 (the "Maturity Date").

     Section  1. Loan  Agreement.  This Note is issued  pursuant  to the  terms, provisions and conditions of that certain Loan Agreement (as amended,  the "Loan
Agreement")  dated as of even date,  between the Borrower  and Lead Lender,  and evidences the loan (the "Loan") made pursuant  thereto.  Capitalized  terms used herein which are not otherwise  specifically defined shall have the same meaning herein as in the Loan Agreement.

     Section 2. Interest Rate. All principal amounts outstanding under this Note shall bear interest at the then-applicable Interest Rate.

     Section 3. Payment of Interest and Principal.

          (a) Payment and  Calculation of Interest.  Subject to the provision of
Section 5(b) of this Note dealing  with  payments  falling due on dates that are not "Business  Days," all interest shall be: (a) payable  commencing on December
1,  2007 and on June 1 and  December  1 for each year  thereafter  (each a "Loan
Payment Date") until the principal  together with all interest and other charges payable with respect to the Loan shall be fully paid;  and (b) calculated on the basis of a  360-day  year  and the  actual  number  of days  elapsed  and by the provisions  set  forth in  Section  4 of the  Loan  Agreement.  Interest  at the
then-applicable Interest Rate shall be computed from and including the first day of the applicable Interest Period (hereinafter defined), up to and including the last day  thereof.  Proceeds  from this Note in the amount of  $870,850.00  (the
"Capitalized  Interest  Amount"  as  further  defined  in  Section 9 of the Loan
Agreement)  shall be retained by Lead Lender to pay for interest on the Loan due in 2008 and 2009,  pursuant  to the Loan  Agreement.  Interest  shall be paid in accordance with Schedule 1 attached hereto.

          (b) Interest Rate. The "Interest  Rate"  commencing on the date of the closing of the Loan shall be nine and one-half  percent (9.50%) simple interest.
The Interest  Rate shall reset on June 1, 2012 ("First  Reset Date") and June 1,
2017 ("Second  Reset Date").  The interest rate on the First Reset Date shall be equal to the 5-year U.S. Treasury Constant Maturity Index (average for the prior month) plus 475 basis points for the applicable  five-year period.  The interest rate on the  Second  Reset  Date  shall  be equal to the  5-year  U.S.  Treasury
Constant  Maturity Index (average for the prior month) plus 475 basis points for the remainder of the term of the Loan.

          (c) "Interest  Period"  shall mean, in the case of the first  Interest
Period,  the period commencing on the closing of the Loan and ending on the last day before the first Loan Payment Date; or, thereafter, the period commencing on each Loan  Payment  Date and ending on the last day  before the next  successive
Loan Payment Date until the Maturity Date.

          (d) Principal  Repayment.  Principal  shall be paid in accordance with the Schedule 1 attached hereto.

          (e) Excess Cash Flow. All payments paid by City of Atkinson,  Nebraska under the  Series A Note and all other  payments  or  distributions  of  Pledged
Revenues shall be paid to the Lead Lender. Any payment received under the Series
A Note in excess  of the  scheduled  payment  under  this Note  shall be used to prepay  principal  hereunder,  without any  prepayment  penalty to Borrower,  in accordance with Section 7(d) of the Loan Agreement.

          (f) Payment upon Maturity Date. The entire remaining principal balance and any unpaid  interest or other  amount due and owing shall be due and payable in full upon the Maturity Date.

          (g)  Prepayment.  Except as expressly  provided  herein or in the Loan
Agreement,  this Note may not be  prepaid  in whole or in part  prior to June 1,
2009,  except  for  mandatory  prepayments  as set  forth  herein or in the Loan
Agreement.  As of June 1, 2009, this Note may be prepaid, in whole part, without penalty to Borrower,  upon five (5) days'  written  notice to the holder of this
Note, in accordance  with Section 7(d) of the Loan  Agreement.  All  prepayments shall include accrued interest through the date of payment.

          (h) Maturity  Date.  Upon the Maturity  Date of the Loan,  all accrued interest,  principal and other charges due with respect to the Loan shall be due and payable in full and the principal  balance and such other  charges,  but not unpaid  interest,  shall  continue to bear interest at the Default Rate until so paid.

          (i) Date of Credit.  Payments shall be credited on the Business Day on which immediately available funds are received prior to one o'clock P.M. Central
Standard Time;  payments  received after one o'clock P.M.  Central Standard Time shall be credited to the Loan on the next Business Day.

          (j) Billings. Lead Lender may submit billings reflecting payments due;
however,  any  changes in the  interest  rate which  occur  between  the date of billing  and the due date  may be  reflected  in the  billing  for a  subsequent payment  period.  Neither the failure of Lead

Lender to submit a billing nor any error in any such  billing  shall  excuse the
Borrower from the obligation to make full payment of all payment  obligations of the Borrower when due.

          (k) Default Rate.  The Borrower  shall pay upon billing  therefor,  an interest  rate  ("Default  Rate") which is four percent (4%) per annum above the
Interest Rate: (a) following  Borrower's failure to make a required payment, for that  period  between the due date and the date of payment,  (b)  following  any
Event of  Default,  unless  and until  the Event of  Default  is  expressly  and specifically waived in writing by Lead Lender or (c) after the Maturity Date.

          (l) Late Charges.  The Borrower  shall pay, upon billing  therefor,  a
"Late  Charge"  equal to five  percent  (5%) of the  amount  of any  payment  of principal (other than principal due on the Maturity Date of the Loan), interest, or both, which is not paid in full within ten (10) days of the due date thereof.
Late  charges  (a) are  payable in addition  to, and not in  limitation  of, the
Default Rate, (b) are intended to compensate the Lead Lender for  administrative and processing  costs  incident to late  payments,  (c) are not interest and (d)
shall not be subject to refund or rebate or credited  against  any other  amount due.

     Section 4. Debt Service Coverage Event.

          (a) The Borrower  hereby agrees to establish and maintain,  so long as the Loan remains  unpaid,  a debt service  reserve  account with the Lead Lender
(the "Debt Service Reserve Fund") in an amount equal to the ten percent (10%) of the  original  stated  principal  amount  of the  Loan,  which  amount  shall be deposited to the Debt  Service  Reserve Fund by the Lead Lender on behalf of the
Borrower  from the Loan Proceeds upon the closing of the Loan (the "Debt Service
Reserve Fund Requirement").

          (b) The "Debt  Service  Coverage  Ratio"  shall  mean the ratio of the quotient  obtained by dividing (a) the amount of available Pledged Tax Increment
Revenues plus interest earned on the actual funds held by the Lead Lender in the
Debt  Service  Reserve  Fund to  scheduled  Debt  Service  by (b)  interest  and principal due and payable to Lead Lender during the applicable Loan Payment Date to 1.00. Commencing on June 1, 2009, and at all times thereafter for the term of the Series A Note, the Debt Service Coverage Ratio shall equal or exceed 1.20 to
1.00.

          (c)  If  the  Lead  Lender  determines  in  its  sole  and  reasonable discretion that the Debt Service Coverage Ratio will not be achieved on any Loan
Payment  Date,  the Lead Lender may direct the  Borrower to prepay  principal in such amount as  reasonably  determined  by Lead Lender so that the Debt  Service
Coverage Ratio shall thereafter be satisfied.

          (d) If, upon  direction  from the Lead Lender,  the Borrower  does not make payment as described in Subparagraph (c) above, the Lead Lender may utilize funds from the Debt Service  Reserve Fund to prepay  principal in such amount as reasonably  determined  by Lead Lender so that the Debt Service  Coverage  Ratio shall thereafter be satisfied.

          (e) If, after  utilizing the Debt Service  Reserve Fund to achieve the
Debt  Service  Coverage  Ratio or make payment  under the Loan,  the Lead Lender determines  that that Debt  Service  Reserve Fund  Requirement  is less than ten percent  (10%) of the  original  principal

amount of the Loan, the Lead Lender shall notify the Borrower in writing of such deficiency.  Upon written  notice from Lead Lender,  Borrower will replenish the
Debt  Service  Reserve  Fund to an  amount  equal  to ten  percent  (10%) of the original  principal  amount of the Loan, being Six Hundred  Eighty-Six  Thousand
Four Hundred and no/100 Dollars ($686,400.00).

          (f) In  addition,  Lead Lender may use the amounts in the Debt Service
Reserve  Fund to make loan  repayments  falling due on each Loan Payment Date to the extent that the payment made by the Issuer under the Issuer's  Series A Note on any such Loan Repayment Date is  insufficient  to pay the amounts due on such
Loan  Payment  Date,  after the  application  of any  amounts  on deposit in the
Capitalized Interest Fund available to pay interest on such Loan Payment Date.

          (g) The Debt Service  Reserve Fund shall be  maintained as an interest bearing  account or  certificate  of deposit with the Lead Lender.  All interest earnings  shall be  retained  in the Debt  Service  Reserve  Fund.  On each Loan
Payment  Date,  if there exists an excess above the Reserve  Requirement  in the
Debt Service Reserve Fund and no withdrawal is required to pay principal of, and interest  on, the Loan then due,  the Lead Lender shall apply such excess to the prepayment of the principal  amount on the Loan.  The Debt Service  Reserve Fund shall be valued at the amount  actually on deposit and  currently  available  to withdraw  (excluding  accrued but unpaid interest  earnings) for the purposes of determining a deficiency.

     Section 5. Definitions.

          (a)  "Banking  Day"  means a day on which  banks are not  required  or authorized by law to close in Nebraska.

          (b)  "Business  Day"  means  any  Banking  Day.  If any day on which a payment is due is not a Business  Day, then the payment shall be due on the next day following which is a Business Day.

          (c) "Debt  Service  Coverage  Ratio" for the purposes of this Note and the Loan Agreement, means 1.20 to 1.00.

          (d) "Dollars" or "$" means lawful money of the United States.

          (e) "Interest  Rate" means the interest rate for  applicable  Interest
Period, in an amount not to exceed nine and one-half percent (9.5%).

          (f)  "Series A Note" means the Tax  Increment  Revenue  Note,  Taxable
Series 2007A (NEDAK Ethanol, LLC Plant Project), issued by the City of Atkinson,
Nebraska and dated the date of issuance and  delivery  thereof,  in the original principal amount of not less than Six Million Eight Hundred Sixty-Four  Thousand
Dollars ($6,864,000.00).

     Section 6.  Acceleration  Due to an Event of Default.  At the option of the holder, this Note and the indebtedness evidenced hereby shall become immediately due and payable without further notice or demand, and  notwithstanding any prior waiver of any breach or default, or other indulgence, upon the occurrence at any time and during the continuance of any one or more of the following events, each of which shall be an "Event of Default"  hereunder and

under the Loan  Agreement and each other Loan Document:  (i) default  continuing uncured beyond the applicable  notice and grace period, if any, set forth herein or in the Loan Agreement,  in making any payment of interest,  principal,  other charges or payments due hereunder;  (ii) an Event of Default as defined in or as set forth in the Loan Agreement or any other Loan Document, each as the same may from time to time hereafter be amended;  or (iii) an event which pursuant to any express  provision of the Loan Agreement,  or of any other Loan Document,  gives
Lead Lender the right to accelerate the Loan.

     Section 7. Certain Waivers,  Consents and Agreements.  Each and every party liable hereon or for the  indebtedness  evidenced  hereby whether as maker,  (i)
agrees to any substitution,  exchange,  release,  surrender or other delivery of any security or collateral now or hereafter held hereunder or in connection with the Loan Agreement,  or any of the other Loan Documents,  and to the addition or release of any other  party or person  primarily  or  secondarily  liable;  (ii)
agrees  that if any  security  or  collateral  given to secure  this Note or the indebtedness  evidenced  hereby or to secure any of the obligations set forth or referred to in the Loan Agreement, or any of the other Loan Documents,  shall be found to be  unenforceable  in full or to any  extent,  or if Lead Lender or any other  party shall fail to duly  perfect or protect  such  collateral,  the same shall not relieve or release any party liable  hereon or thereon nor vitiate any other  security or  collateral  given for any  obligations  evidenced  hereby or thereby;  (iii) agrees to pay all reasonable costs and expenses incurred by Lead
Lender or any other  holder of this  Note in  connection  with the  indebtedness evidenced hereby, including,  without limitation, all reasonable attorneys' fees and costs for (a) the  administration  and  implementation  of the Loan, (b) the syndication  and/or  participation  of  the  Loan,  (c)  the  collection  of the indebtedness evidenced hereby and (d) for the enforcement of rights and remedies hereunder or under the other Loan Documents,  whether or not suit is instituted;
and (iv) consents to all of the terms and conditions contained in this Note, the
Loan Agreement,  and all other instruments now or hereafter executed  evidencing or governing all or any portion of the security or collateral  for this Note and for such Loan Agreement, or any one or more of the other Loan Documents.

     Section 8. Delay Not A Bar.  No delay or omission on the part of the holder of this Note in exercising any right hereunder or any right under any instrument or agreement now or hereafter executed in connection herewith,  or any agreement or  instrument  which  is  given or may be  given  to  secure  the  indebtedness evidenced  hereby  or by the  Loan  Agreement,  or any  other  agreement  now or hereafter executed in connection herewith or therewith shall operate as a waiver of any such right or of any other right of such holder,  except as expressly set forth  therein,  nor shall any delay,  omission or waiver on any one occasion be deemed to be a bar to or waiver of the same or of any other  right on any future occasion.

     Section 9. Partial  Invalidity.  The invalidity or  unenforceability of any provision hereof, of the Loan Agreement,  of the other Loan Documents, or of any other instrument,  agreement or document now or hereafter executed in connection with the Loan made  pursuant  hereto and thereto shall not impair or vitiate any other  provision of any of such  instruments,  agreements and documents,  all of which  provisions  shall be  enforceable  to the fullest extent now or hereafter permitted by law.

     Section 10. Use of Proceeds.  All proceeds of the Loan shall be used solely for the  purposes  more  particularly  provided  for  and  limited  by the  Loan
Agreement.

     Section 11.  Notices.  Any notices given with respect to this Note shall be given in the manner provided for in the Loan Agreement.

     Section 12. Governing Law. It is understood and agreed that all of the Loan
Documents  were  negotiated,  executed  and  delivered in the State of Nebraska, which State the parties agree has a substantial  relationship to the parties and to the underlying  transactions  embodied by the Loan  Documents.  This Note and each of the other Loan Documents  shall in all respects be governed,  construed, applied  and  enforced  in  accordance  with the  internal  laws of the State of
Nebraska without regard to principles of conflicts of law.

     Section 13. Waiver of Jury Trial.  EACH PARTY HERETO HEREBY WAIVES,  TO THE
FULLEST EXTENT  PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY
JURY IN ANY LEGAL PROCEEDING  DIRECTLY OR INDIRECTLY  ARISING OUT OF OR RELATING
TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT,
TORT  OR  ANY  OTHER   THEORY).   EACH  PARTY  HERETO  (A)  CERTIFIES   THAT  NO
REPRESENTATIVE,  AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY
OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION,  SEEK
TO  ENFORCE  THE  FOREGOING  WAIVER AND (B)  ACKNOWLEDGES  THAT IT AND THE OTHER
PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS,
THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     Section 14. No Oral Change. This Note and the other Loan Documents may only be amended,  terminated,  extended or otherwise  modified by a writing signed by the party  against  which  enforcement  is  sought.  In no event  shall any oral agreements,  promises, actions, inactions,  knowledge, course of conduct, course of dealing,  or the like be effective to amend,  terminate,  extend or otherwise modify this Note or any of the other Loan Documents.

     Section  15.  Rights of the Holder.  This Note and the rights and  remedies provided  for herein may be  enforced by Lead  Lender or any  subsequent  holder hereof.  Wherever the context permits each reference to the term "holder" herein shall mean and refer to Lead Lender or the then subsequent holder of this Note.

     Section 16. Right to Pledge to Federal Reserve. Lead Lender may at any time pledge or assign  all or any  portion  of its  rights  under the Loan  Documents including  any  portion of this Note to any of the twelve (12)  Federal  Reserve
Banks organized  under Section 4 of the Federal  Reserve Act, 12 U.S.C.  Section
341. No such pledge or  assignment  or  enforcement  thereof  shall release Lead
Lender from its obligations under any of the Loan Documents.

     Section 17. General Rights of Assignment and  Participation.  In accordance with and subject to the terms and conditions of the Loan Agreement,  Lead Lender shall have the unrestricted  right at any time or from time to time, and without
Borrower's or any other  person's  consent,  to assign all or any portion of its rights and  obligations  hereunder and to grant  participating  interests in the obligations of Lead Lender.

     Section 18. Replacement Note. Upon receipt of an affidavit of an officer of
Lead Lender as to the loss, theft,  destruction or mutilation of the Note or any other security  document which is not of public record,  and, in the case of any such loss,  theft,  destruction or mutilation,  upon cancellation of the Note or other security document, the Borrower will issue, in lieu thereof, a replacement note or  other  security  document  in the same  principal  amount  thereof  and otherwise of like tenor.

                      [Signatures appear on following page]

     IN WITNESS  WHEREOF,  the Borrower has caused this Note to be duly executed as of the date  and year set  forth  above  as a  sealed  instrument  at  Omaha,
Nebraska.

WITNESS:                               BORROWER:

   /s/ Everett Vogel
-----------------------------          NEDAK ETHANOL, LLC,
                                       a Nebraska limited liability company

                                       By:   /s/ Jerome Fagerland
                                           ------------------------------------
                                           Name:  Jerome Fagerland
                                           Title:  President and General Manager
                                           Hereunto duly authorized

                                   Schedule 1
                         Principal and Interest Payments